UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2005

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2005, Encore Capital Group, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the “Initial Purchasers”) relating to its offering of $90,000,000 aggregate principal amount of 3.375% Convertible Senior Notes due September 19, 2010 (the “Notes”). The Notes were issued pursuant to an Indenture dated September 19, 2005 (the “Indenture”) between the Company and JP Morgan Chase Bank, N.A., as Trustee (the “Trustee”). In accordance with the terms of the Purchase Agreement, the Initial Purchasers had a 30 day option to purchase up to an additional $10,000,000 principal amount of Notes solely to cover overallotments (the “Overallotment Option”). A copy of the Purchase Agreement is attached as Exhibit 1.1 to the Form 8-K filed on September 19, 2005, and is incorporated herein by reference.

Pursuant to the Purchase Agreement, on September 30, 2005, the Initial Purchasers notified the Company that they were exercising the Overallotment Option. In connection with the exercise of the Overallotment Option, on September 30, 2005 the Company also entered into a Convertible Note Hedge Confirmation (the “Hedge Confirmations”) and a Warrant Confirmation (the “Warrant Confirmations”) (the Hedge Confirmations together with the Warrant Confirmations, the “Call Spread Agreements”) with each of JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc., and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated (each such affiliate, the “Dealers”). The Call Spread Agreements will have the impact of increasing the effective conversion price of the Notes from the Company’s perspective from $22.34 per share of the Company’s common stock to at least $29.0388 per share.

Under the Hedge Confirmations, upon the conversion of Notes pursuant to their terms, the Dealers are required, subject to the conditions therein, to deliver to the Company the number of shares of the Company’s common stock that the Company is obligated to deliver to the holders of the Notes with respect to the conversion, calculated exclusive of shares deliverable by the Company by reason of any additional (or “make whole”) premium relating to the Notes or by reason of any election by the Company to unilaterally increase the conversion rate pursuant to the Indenture. The Hedge Confirmations expire at the close of trading on September 19, 2010, which is the maturity date of the Notes, although the Dealers will have ongoing obligations with respect to Notes properly converted on or prior to that date of which the Dealers has been timely notified.

See Item 3.02 of this Current Report on Form 8-K for a description of the Warrant Confirmations and the warrants issued pursuant thereto. Copies of the Hedge Confirmations and the Warrant Confirmations are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As discussed above, concurrent with the exercising of the Overallotment Option, the Company purchased from each of the Dealers, a convertible note hedge at a combined cost to be determined by the Calculation Agent pursuant to the Hedge Confirmations. The Company also sold to the Dealers warrants to purchase an aggregate of 358,142 shares of our common stock and received net proceeds from the sale to be determined by the Calculation Agent pursuant to the Warrant Confirmations, bringing the total number of shares of common stock subject to warrants sold pursuant to all warrant confirmations entered into in connection with the offering of the Notes and the exercise of the Overallotment Option (including the warrant confirmations disclosed in the Company’s Form 8-K filed on September 19, 2005), to 3,984,334.

The warrants issued under the Warrant Confirmations have a strike price of $29.0388 per share. The warrants expire on November 19, 2010. The warrants are exercisable at any time prior to the expiration date, subject to certain conditions. If the warrants are exercised, the Company will deliver to the Dealers net shares of our common stock in an amount based on the excess of the then current market price of our common stock over the strike price of the warrants.

We issued and sold the warrants to the Dealers in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, because the offer and sale did not involve a public offering. There were no underwriting commissions or discounts in connection with the sale of the warrants.

Item 8.01	Other Events.

On October 6, 2005, Company publicly announced the closing of the issuance of Notes in connection with the exercise of the Overallotment Option. A copy of the press release announcing the closing is furnished as Exhibit 99.1 and incorporated herein solely for purposes of Item 8.01. The information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Convertible Note Hedge Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.2	Warrant Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.3	Convertible Note Hedge Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

10.4	Warrant Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

99.1	Press Release dated October 6, 2005 — Encore Capital Group Announces Exercise of $10 Million Overallotment Option on Convertible Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: October 6, 2005	By	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President,
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1	Convertible Note Hedge Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.
10.2	Warrant Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.
10.3	Convertible Note Hedge Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.
10.4	Warrant Confirmation, dated as of September 30, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.
99.1	Press Release dated October 6, 2005 — Encore Capital Group Announces Exercise of $10 Million Overallotment Option on Convertible Senior Notes.